Exhibit 99.2

INVESTOR PRESENTATION May 2017 Capital Partners to Health Care Providers

DISCLAIMER This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of offers to purchase, the Company’s securities. The information contained in this presentation does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward-looking statements.” Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The forward-looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward-looking statements due to the impact of many factors including, but not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and any prospectus or prospectus supplement filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law. 2 www.globalmedicalreit.com

AT A GLANCE STOCK INFORMATION * GMRE (NYSE) STOCK PRICE: $9.29 Market Capitalization: $164 million Common shares outstanding: 17.6 million KEY BUSINESS POINTS Healthcare REIT focused on the acquisition and leasing of state-of-the-art, purpose built healthcare facilities Substantial pipeline of high quality assets Experienced management Attractive industry tailwinds BALANCE SHEET HIGHLIGHTS Well positioned to execute on pipeline acquisitions using recently-announced credit facility Addition of recently announced credit facility provides acquisition financing optionality * Data is as of May 31, 2017 3 www.globalmedicalreit.com

LEADERSHIP Key team members average over 20 years healthcare and real estate experience JEFFREY BUSCH, Chairman and President Over 20 years of experience in healthcare, real estate development, management and investment Former assistant to the U.S. Secretary of Housing & Urban Development United States Special Representative to United Nations in Geneva Developed large-scale residential, commercial, hospitality and retail properties DAVID YOUNG, Chief Executive Officer Over 25 years of experience in medical and hospital real estate Vice President – Acquisitions at Windrose Medical Properties Trust (NYSE: WRS), which was acquired by Welltower (NYSE: HCN) Executive responsible for business development for Healthcare Property Investors (NYSE: HCP) and helped it grow from AUM of $300 million to over $3.5 billion Developed specialized real estate financing of hospitals and medical clinics as part of GE financial services DON McCLURE, Chief Financial Officer and Treasurer Over 20 years of experience in accounting and extensive experience in operational business development, creating policy and procedures specific to REIT compliance Prior role as accounting manager of Washington Real Estate Investment Trust (NYSE: WRE) Previously CFO of Quantum Real Estate Management ALFONZO LEON, Chief Investment Officer Over 15 years of experience in real estate finance and has completed $3 billion of transactions Prior experience as principal at investment advisor to pension funds and investment banker representing healthcare systems, developers and REITs Healthcare real estate investment banker for Cain Brothers 4 www.globalmedicalreit.com

COMPANY OVERVIEW Healthcare REIT focused on the acquisition and leasing of state-of-the-art, purpose built healthcare facilities Focus on state-of-the-art, licensed medical facilities that through their technology and design enhance the quality of care Facilities built or adapted to contemporary best healthcare practices Target the “factory” where core medical procedures are delivered Lease to leading medical providers with dominant local market share Focus on single tenant, net lease real estate Current portfolio of 42 facilities net leased to twenty tenants Approximately 946,000 square feet of leasable area 9 years average lease term remaining 12 years average age of portfolio – youngest of listed healthcare REITs

Pipeline primed for growth Large and increasing acquisition pipeline under review Focus on relationships and off-market transactions Rapid Trajectory to Dividend Coverage Current annualized dividend of $0.80 per year Portfolio in place as of May 1 provides for current contracted rent cash payments of at least $17.6 million to be received in 2017 and $23.8 million in 2018 Externally managed by Inter-American Management, LLC (“Advisor”) Owners of the Advisor own approximately 14.8% of GMR’s common stock Commitment to consider internalization when stockholders’ equity reaches $500 million 5 www.globalmedicalreit.com

STRATEGY TO OUTPERFORM Creating attractive returns by leveraging management expertise and differentiated investment strategy Attractive Acquisition Dynamics Outsized Current Returns Capital Appreciation Less competitive market segment Deal sourcing through relationships Origination of new, custom leases Contractual rent increases Low impact of tenant improvements Insulation from operating cost increases Newer real estate / core to provider Barriers to entry / lower supply Increase in healthcare demand 6 www.globalmedicalreit.com

ATTRACTIVE INDUSTRY TRENDS Demographic shifts and changing consumer preferences spurring healthcare industry growth   PROJECTED AGING OF US POPULATION 120 30% 24% 25% Older ▪ People 100 19% 21% 21% 22% 22% 22% 23% ▪ 80 17% 20% and 15% ▪ 65 of 60 15% Millions Percentage 40 10% ▪ 20 5% 0 2050 0% 2015 2020 2025 2030 2035 2040 2045 2055 2060 65-74 75-84 85+ % 65+ 65+ age group expected to double between 2015 and 2060 85+ age group expected to triple between 2015 and 2060 Use of healthcare dramatically increases with age   GMR targets practice types frequently utilized by older demographics: cardiovascular treatment, cosmetic plastic surgery, eye surgery, gastroenterology, oncology treatment and orthopedics   Source: Centers for Medicare & Medicaid Services, Office of the Actuary   CHANGING CONSUMER PREFERENCES ARE A MAJOR FACTOR IN GMRE’S PROPERTY SELECTION OUPATIENT CARE INPATIENT CARE ▪ Consumer preference shifting to outpatient care 2,250 125 1,000 2,000 1,000 120 ▪ 50.8% growth in outpatient visits from 1993-2013 per 115 ▪ 10.9% decrease in inpatient admissions from 1993-2013 per 1,750 Admissions 110 ▪ Need for more outpatient facilities Visits 1,500 105 ▪ Preference for smaller, specialized and efficient hospitals 1,250 100 199319972001200520092013 19931997200120052009 2013 Source: American Hospital Association Annual Survey, for community hospitals 7 www.globalmedicalreit.com millions of people Percentage 65 and other

EVIDENCE-BASED DESIGN As EBD research becomes more widely recognized and reproduced, facilities with these features expect to outperform EBD research demonstrates an interrelatedness between the design of a healthcare facility and patient outcomes   Certain design elements have an important impact on productivity, safety, health and morale for both physicians and patients Facilities with these features can attract and retain strong tenants and will outperform over time STATE-OF-THE-ART EFFICIENT TREATMENT MEDICAL AND PROCESSING TECHNOLOGY DESIGN BETTER PATIENT OUTCOMES AMENITIZED ADVANCED BUILDING PATIENT ENGINEERING ENVIRONMENT 8 www.globalmedicalreit.com

GMR INVESTMENT CRITERIA FOCUS ON TENANT OPERATIONS Excellent medical practice groups with sustainable practices    Single, long-term tenants = no vacancy rate    Existing, long-standing provider    Strong and diversified payor mix    STRATEGIC LOCATIONS Position to take advantage of decentralization trends    Identifiable, predictable, historical market demand    Proximity to related resources for reliable patient flow    Barriers to entry/competition    HIGH-QUALITY FACILITIES State-of-the-art technology and design Facilities recently built or renovated Facilities core to provider business model    Functionality, reusability, conversion value    PROVIDERS CRITICAL TO LOCAL POPULATIONS Dominant specialty group practices; regional sole providers    Regional specialty hospitals    Critical access hospitals    Long-term practice success / expert hospital management history     9 www.globalmedicalreit.com

OFF-MARKET DEAL SOURCING In addition to brokerage relationships, GMR executives have robust relationships with healthcare providers, allowing for direct negotiation and generation of new long term leases without broker intermediaries RELATIONSHIP–BASED REAL ESTATE SOLUTIONS OUTPATIENT PHYSICIAN HOSPITAL TREATMENT BUILDERS & GROUPS CHAINS COMPANIES DEVELOPERS 10 www.globalmedicalreit.com

MARKET DOMINANT TENANTS ESTABLISHED PROVIDER CLINICAL EXPERTISE STRONG CREDIT What we seek to acquire: What we seek to acquire: What we seek to acquire: ▪ Demonstrated clinical leaders ▪ Prominent local physicians ▪ Strong EBITDARM / rent coverage ▪ Going concern history ▪ Board credentials ▪ Guarantors with strong credit ▪ High market share ▪ Strong peer reviews ▪ Subordination of profits to rent ▪ Stable and competent management ▪ Academic identity ▪ Operators with regional or national ▪ Robust and durable payor contracts ▪ Age-related procedure expertise footprint Competitive advantages: Competitive advantages: Competitive advantages: Predictable, stable rents Strong and diversified payor mix Higher barrier to entry for competitors Supports long term lease terms Require newer, purpose-built real estate Creates patient loyalty and stronger market share Focused on the future of healthcare ▪ ▪ Rent coverage in excess of peers Implicit credit stronger than peers 11 www.globalmedicalreit.com

PROPRIETARY DEAL STRUCTURES When possible, GMR originates new leases as opposed to assuming in place leases, which creates value Target annual base rent of 7%-9% of projected total investment cost Typically 2%-3% annual rent escalations Attractive and sustainable base return for REIT and shareholders Built-in inflation protection Absolute NNN lease, 10-20 year initial lease terms No operating expense risk to GMR Minimal recurring capital expenditure exposure Minimal asset management expense Credit enhancements mitigate risk Subordination of tenant physician salaries and medical practice profit distributions to timely payment of rent  Licenses, CONs (Certificates of Need) stay with the real estate in the event of change in occupancy  Personal, corporate, sponsor guarantees and/or third party letters of credit High rent coverage ratios (EBITDARM) required of tenant for security GMRE has right to evict and replace management of medical provider tenant Cross-collateralization for portfolio investments by GMR with same operator Comprehensive tenant reporting requirements and annual audits 12 www.globalmedicalreit.com

PROPERTY PORTFOLIO AS OF MAY 1, 2017

GLOBAL MEDICAL REIT

Property	City	State	Type	Leasable Square Feet	Leased Space	Lease Years Remaining
HealthSouth (3)	Mesa/Altoona/Mechanicsburg	AZ/PA	Rehab Hospitals	200,746	100%	6
Brown Clinic (3)	Watertown	SD	Primary Care	46,884	100%	15
Carson City (2)	Carson City	NV	Primary +	20,632	100%	7
Prospect Medical	East Orange	NJ	Medical Office	60,442	100%	10
Northern Ohio Medical (7)	Sandusky	OH	Primary Care	44,702	100%	12
Berks Eye Facilities (2)	Reading	PA	Surgery	23,500	100%	10
Omaha Facility	Omaha	NE	LTACH	41,113	100%	7
Gastro One Facilities (6)	Memphis	TN	Treatment	52,266	100%	11
Plano Facility	Plano	TX	Out. Hospital	24,000	100%	19
Ellijay Facilities (3)	Ellijay	GA	Medical Office	44,162	100%	10
Melbourne Facility	Melbourne	FL	Orth. Rehab.	75,899	100%	9
West Mifflin Facility	West Mifflin	PA	Surgery	27,193	100%	14
Michigan Facility	Westland	MI	Surgery	15,018	100%	9
Asheville Facility	Asheville	NC	Surgery	8,840	100%	5
Las Cruces	Las Cruces	NM	Surgery	15,761	100%	12
Prescott	Prescott	AZ	Medical Office	12,000	100%	12
Geisinger	Lewisburg	PA	Imaging Center	28,480	100%	6
SLHVI	Clermont	FL	Medical Office	18,152	100%	8
SWFNA	Cape Coral	FL	Medical Office	25,814	100%	10
GBRH	Great Bend	KS	Acute Care Hospital	63,978	100%	15
OCOM	Oklahoma City	OK	Orthopedic + Hospital	96,596	100%	9
Total				**946,178**	**100%**	**9****

** Weighted average age calculated as of most recent renovation

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PROPERTY PORTFOLIO MAP AS OF MAY 1, 201714 www.globalmedicalreit.com

PORTFOLIO METRICS

Portfolio metrics reflecting newer buildings, dominant tenants and long term leases AVERAGE ASSET AGE LEASE MATURITY – SQ. FT. EXPIRING 40 37 100% 31 30 20 21 21 22 22 23 23 24 24 26 75.4% 19 19 75% 20 12 50% 10 0 25% 16.3% 8.3% 0 0.0% 0.0% 0.0% 0.0% 0% 2018 2019 202020212022 2023+ 2017 PREMIUM PORTFOLIO FUNDAMENTALS Youngest assets of listed healthcare REIT peers, driving high quality tenant retention Weighted average lease term remaining of 9 years No lease rollovers until 2021 100% net lease portfolio insulates GMR from operating expense increases and capital expenditures 100% leased space $24.83 average annual base rent per square foot 15 www.globalmedicalreit.com

ASSOCIATES IN OPTHALMOLOGY WEST MIFFLIN, PA KEY STATISTICS STATE OF THE ART FACILITY Asset Type Surgery Center and Medical Office Building Gross Leasable Area 27,193 Average Age 9 years EBITDARM / Rent 7x at lease inception Leased Occupancy 100% Lease Expiration 9/25/2030 Transaction Value $20.0 million TOP FACILITIES AND CREATIVE LEASE The building contains state of are equipment used diagnosis and treatment of cataracts, glaucoma, diabetic eye care and macular degeneration The building is accredited by the Accreditation Association for Ambulatory Health Care (AAAHC) Profitable operator provides high, 7x rent coverage NNN Lease with annual rent increases of 2% GMR secured a new 15-year lease at closing with four (4) five (5) year renewal options Lease is protected by a strong corporate guarantor AIO subordinates profits before distributions to physicians, to rent payments LOCALLY DOMINANT TENANT The facility is operated by Associates in Ophthalmology (AIO) and Associates Surgery Centers (ASC) respectively via two separate lease agreements that expire in 2030 Located in the Pittsburgh market, the facility can draw from a population of 764,000 within a 10-mile radius of the property. 32% of the regional population is over the age of 55, a key demographic for AIO services 34 doctor practice provides highest quality care Market-leading ophthalmology practice with 11+ physicians and 7 locations 16 www.globalmedicalreit.com

HEALTHSOUTH PORTFOLIO ARIZONA (1) AND PENNSYLVANIA (2)

GLOBAL MEDICAL REIT

KEY STATISTICS

Asset Type	Inpatient Rehab Hospitals
Gross Leasable Area	200,746 square feet
Asset Quality	Class A-/B+ Assets
EBITDARM/Rent	6x average at purchase
Leased Occupancy	100%
Lease Expiration	5/2021 (PA) & 11/2024 (AZ)
Transaction Value	$68.1 million

SERVING CONTEMPORARY TRENDS

- Although each facility has a different overall layout, the buildings are purpose built to provide a complete compliment of care
- Sustainable Design Elements such as the use of sunshade devices on windows
- Centrally Located Nursing Stations
- Comforts amenities such as ample Lounge areas and parking for family visits
- Care enhancement services like on-site Pharmacies to properly obtain and administer prescriptions to patients.

STATE OF THE ART FACILITIES


Altoona, PA


Mesa, AZ


HEALTHSOUTH
Mechanicsburg, PA

MARKET DOMINANT TENANT

- HealthSouth is the leading U.S. provider of post-acute healthcare services, offering both facility-based and home-based post-acute services.
- Operates in 30 plus states and Puerto Rico through network home health agencies, and hospice agencies.
- HealthSouth had $3.1 billion in revenue in 2015 and $4.6 billion in total assets as of the end of 2015.
- The inpatient rehabilitation (IRF) industry is highly fragmented, and HealthSouth has no single, large competitor

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PIPELINE OVERVIEW Addition of recently announced credit facility provides acquisition financing optionality STEADY PORTFOLIO GROWTH At May 1, 2017 GMR’s portfolio exceeded $315 million with leasable square feet of approximately 946,000 Multiple facilities under executed contracts or letters of intent Significant and growing pipeline of assets actively engaged PIPELINE CHARACTERISTICS Customized long-term leases Market dominant tenants Facilities core to provider business model Class A, recently built assets SOURCING Growing Portfolio ($100 mlns) $350 $300 $250 $200 $150 $100 $50 $0 Current emphasis on assets within dominant health system portfolios Originating deals directly from owners of multiple properties Focus on relationships and off-market transactions 18 www.globalmedicalreit.com

INVESTMENT HIGHLIGHTS State-of-the-Art Healthcare Facilities Management Team with Public REIT Experience Attractive Industry Trends High Quality Initial Portfolio Market Dominant Tenants Substantial Pipeline of High Quality Assets 19 www.globalmedicalreit.com

APPENDIX 20 www.globalmedicalreit.com

EXTERNALLY MANAGED BY INTER-AMERICAN Reducing G&A during initial growth phase with a path to internalization Background and Strong Alignment of Interests Advisory Agreement Management Fees Path to Internalization Our advisor is 85% owned by ZH International Holdings, Ltd., a Hong Kong listed real estate company ZH International is engaged in global real estate development, investment, management and sales and REIT management Following recent IPO, our officers, directors and our primary sponsor own approximately 14.2% of our outstanding common stock on a fully diluted basis Three year initial term with automatic renewals each year thereafter Advisor manages day-to-day affairs of the Company Other Inter-American Management LLC entities do not compete with GMR for assets Base management fee equal to 1.5% of stockholders equity, paid quarterly Incentive fee of 20% of AFFO after 8% hurdle to investors Reimbursement of certain expenses incurred by the advisor on behalf of GMR, but no reimbursement of compensation expenses of advisor When our stockholders’ equity reaches $500 million, GMR will form a special committee of independent directors to evaluate internalization of management Committee will act in the interest of stockholders to consider effect of internalization Terms of the internalization must be mutually agreed to by Board and advisor 21 www.globalmedicalreit.com

INDEPENDENT DIRECTORS Majority independent Board with strong backgrounds in healthcare, real estate and capital markets HENRY COLE, Independent Director President of Global Development International, providing development support and oversight for initiatives in medical and healthcare programs (e.g. Instant Labs Medical Diagnostics, MedPharm & MPRC Group) Former President and Founder of international programs at The Futures Group International, a healthcare consulting firm Director of International Health and Population Programs for GE’s Center for Advanced Studies Yale (B.S.); Johns Hopkins (MA) MATTHEW CYPHER, Ph. D, Independent Director Professor at Georgetown University’s McDonough School of Business as the director of the Real Estate Finance Initiative Former director at Invesco Real Estate (NYSE: IVR) where he was responsible for oversight of the Underwriting Group, which acquired $10.2 billion worth of institutional real estate Underwrote $1.5 billion of acquisitions and oversaw the Valuations group, which marked to market Invesco’s more than $13 billion North American portfolio Penn State University (B.S.); Texas A&M University (M.S. and Ph.D.) KURT HARRINGTON, Independent Director Over 40 years experience in managing financial functions for large and small publicly traded companies Previously CFO of three public companies, Arlington Asset Investment Corp. (NYSE: AI), FBR Capital Markets and Jupiter National, Inc. Director of Wheeler Real Estate Investment Trust (NASDAQ: WHLR) and trustee and treasurer of Nichols College Nichols College (B.S.); CPA RONALD MARSTON, Independent Director Founder and CEO of Health Care Corporation of America (HCCA) Management Company, originally a subsidiary of Hospital Corporation of America (HCA) 30+ years in international healthcare focused on healthcare systems with prior experience developing the Twelfth Evacuation Hospital in Vietnam Tennessee Technological University (B.S.); California Western University (Ph.D.) DR. ROSCOE MOORE, Independent Director Rear Admiral (Retired) and Chief Veterinary Medical Officer of United States Public Health Service Former Assistant United States Surgeon General, point person for global development support with a focus on less developed countries Epidemic Intelligence Service Officer with the U.S. Centers for Disease Control and Prevention (CDC) Chief epidemiologist with the Centers of Devices and Radiological Health in the US Food and Drug Administration (FDA) Tuskegee University (B.S. & DVM); University in Michigan (M.P.H.); Johns Hopkins University (Ph.D.) 23 www.globalmedicalreit.com

INTERESTED DIRECTORS JEFFREY BUSCH, Chairman Over 20 years of experience in healthcare, real estate development, management and investment Former assistant to the U.S. Secretary of Housing & Urban Development United States Special Representative to United Nations in Geneva Developed large-scale residential, commercial, hospitality and retail properties DAVID YOUNG, Director Over 25 years of experience in medical and hospital real estate Vice President – Acquisitions at Windrose Medical Properties Trust (NYSE: WRS), which was acquired by Welltower (NYSE:HCN) Executive responsible for business development for Healthcare Property Investors (NYSE: HCP) and helped it grow from AUM of $300 million to over $3.5 billion Developed specialized real estate financing of hospitals and medical clinics as part of GE financial services ZHANG JINGGUO, Director Approximately 20 years experience in real estate development in China Serves as President of Henan Real Estate Chamber of Commerce Co-founder of Henan Zensun Real Estate, one of the top 100 property development companies in China Honored with many awards as an outstanding developer and contributor to the Henan real estate industry ZHANG HUIQI, Director Supervisor for Henan Hongguang Real Estate Limited, a company engaged in property development in China Supervisor for Henan Zensun Corporate Development Company Limited, a company engaged in construction and management in China University College London (B.S); Beijing Forestry University (B.S); University of Leicester (MA); 24 www.globalmedicalreit.com